UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21479

Madison Harbor Balanced Strategies, Inc.

(Exact name of Registrant as specified in charter)

Madison Harbor Balanced Strategies, Inc.

The Seagram Building, 21st Floor

375 Park Avenue

New York, NY 10152

(Address of principal executive offices)

Madison Harbor Balanced Strategies, Inc.

Edward M. Casal, Chief Executive Officer

The Seagram Building, 21st Floor

375 Park Avenue

New York, NY 10152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-380-5500

Date of fiscal year end: March 31, 2013

Date of reporting period: September 30, 2012

Item 1.	Reports to Shareholders.

Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.

Managed by

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the “Fund”).

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund’s shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund’s outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Letter to Shareholders

November 28, 2012

Dear Shareholders,

Over the past several quarters, we have indicated that uncertainty in the broader economy would have the greatest impact on the Fund and its on-going performance. One area of uncertainty, the US election, has concluded and the electorate selected a draw in that there was no change of power in the Executive branch or either house of Congress. As expected, this has immediately refocused the discussion to the greater issue of US fiscal policy and deadlines associated with the so-called “fiscal cliff.”

As of this writing, 2012 has been a year of healing in US GDP, reflected in housing, which is no longer a drag on the economy, stabilization in the rate of home loan delinquencies, and a reduction in state employment lay-offs. Consumer confidence appears to be strong in that retail sales over the four day weekend after Thanksgiving were up by 2.7% and on-line sales rose 17% on so-called “Cyber Monday,” the Monday after Thanksgiving. Five years after the global financial crisis, only the US has surpassed its pre-recession output, whereas Europe is contracting and Japan continues to struggle.

As we indicated last quarter, we believe that US politicians will resolve near-term issues to avert long-term damage, probably during the first quarter, although we expect a bumpy ride along the way, with threats of ratings decreases and other shocks to liven the debate. The affair can be expected to put a drag on 2013 GDP growth particularly during the first half. Medium and longer-term issues involve whether fiscal stimulus and tax policy will be used to accelerate a recovery, as well as dealing with exploding health care costs, particularly in the Medicare and Medicaid programs where rates of growth are not sustainable.

Europe will continue to limit potential US GDP growth as the regional crisis there continues to slow the global economy and is not anticipated to recede. The Organization for Economic Cooperation and Development (OECD) has revised its forecast for 2013 global GDP growth rate from 2.2%, as estimated six months ago, to 1.4%, and revised its forecast for 2013 US GDP growth from 2.6% to 2.0%. Both predictions assume that the European debt crisis does not worsen significantly and the US resolves the fiscal cliff prior to punitive deadlines. This conflicts with the forecast from the US Federal Reserve which predicts 2.5% to 3.0% growth. We see the Fed’s upside scenario as dependent upon resolving the fiscal cliff, resultant job growth as uncertainty abates, continued improvement in the housing market and greater consumer confidence and spending.

This environment continues to support our view that it will remain difficult for our fund managers to lease-up and ultimately sell their properties in the near term this delaying final realization of our investments.

Net Asset Value

The Fund’s September 30, 2012, net asset value was $680.74 per share, which represents a total return of +1.18% for the quarter, reflecting generally positive returns across the portfolio and a slightly smaller internal fair value adjustment. The Fund’s return for the first six months of its 2012/13 fiscal year was +3.30%. The performance over both periods modestly trailed the NCREIF index, which returned 2.34% for the quarter and 5.08% for the past six months. The NCRIEF index benefits from stronger returns for larger well-leased, prime

assets, while the Fund’s portfolio consists of more transitional properties.1 The Fund’s annualized total return since inception is
-4.24%, as adjusted for the reinvestment of distributions. The Fund’s current multiple (current NAV plus distributions paid since inception, divided by the offering price) is 0.73x.

Outlook

As noted above, the longer it takes for the underlying funds to lease-up, stabilize and sell assets, the lower our net returns will be as a result of fees and expenses of the Fund and the underlying funds. Accordingly, we are reviewing strategic alternatives with the Fund’s Board of Directors to determine whether there are ways to achieve earlier realizations in a way that would maximize shareholder value; updates will be provided as appropriate.

Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that we believe offer an attractive balance of risk and reward to assist our shareholders toward their long-term investing goals. We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have. As we approach the end of the year, we thank you for your continued support and wish you and your family a happy holiday season and prosperous New Year.

Sincerely,

Edward M. Casal	Russell H. Bates
Chairman and	President
Chief Executive Officer

[1]	National Council of Real Estate Investment Fiduciaries index of a pool of private real estate investment properties.

Your Portfolio*

Through September 30, 2012, our underlying funds have drawn $41.6 million of the Fund’s $42.5 million in capital commitments, and have returned $8.3 million in distributions, including $3.5 million in recallable capital. Remaining capital commitments, including recallable distributions and net of released commitments, are $4.1 million. The Fund’s liquid capital of $4.6 million remains invested primarily in short-duration government sponsored agency mortgage-backed securities, with the goal of capital preservation and moderate income production.

Consistent with the Fund’s standard practice, which is a function of the inherent quarterly lag in fund-of-funds reporting, this report is primarily based on valuations presented in our underlying funds’ Q2 2012 financial statements, which do not account for any Q3 2012 changes in value. In addition, US GAAP accounting rules require the Fund to adjust, when it deems necessary, each reported underlying fund valuation to our determination of fair market value. At September 30, 2012, our fair value adjustment came to -$0.8 million, which compares with an adjustment of -$1.0 million at June 30, 2012.

The table below provides a snapshot of the status of each of the underlying fund investments, including a “Current Multiple” figure which is computed simply as the Current Valuation plus Distributions Received, divided by Called Capital. These multiples provide a quick look at where each fund now stands, and range from 0.1x for Legacy II to 1.4x for Almanac IV. The portfolio’s overall multiple stands at 0.76x compared with 0.75x at the prior quarter-end.

Portfolio of Underlying Funds

At September 30, 2012 (in US$ millions)

Underlying Fund	Vintage Year	Committed Capital	Called Capital	Distributions Received	Current Valuation	Current Multiple		Remaining Commitment
Barrow Street III	2005	$4.4	$4.1	$0.8	$0.9	0.4	x	$0.3
Exeter	2007	5.0	4.8	0.7	4.5	1.1	x	0.4
Almanac IV	2004	2.0	2.1	1.2	1.7	1.4	x	—
Guardian	2004	1.5	1.4	0.5	1.2	1.2	x	0.2
Harrison Street I	2006	5.3	5.1	0.3	3.8	0.8	x	0.2
Keystone II	2005	2.5	2.5	0.5	—	0.2	x	0.1
Legacy Partners I	2005	2.0	2.0	0.2	1.3	0.8	x	—
Legacy Partners II	2006	2.8	2.8	—	0.4	0.1	x	—
Legg Mason II	2005	1.5	1.5	0.4	1.4	1.2	x	—
Parmenter III	2006	2.5	2.6	0.2	1.9	0.8	x	—
RREEF III	2003	1.5	1.5	0.2	0.6	0.5	x	—
Thor II	2007	5.0	4.3	2.2	1.3	0.8	x	2.9
Pearlmark II	2004	1.5	1.9	1.2	—	0.6	x	—
Urban American II	2007	5.0	5.0	—	4.6	0.9	x	—

Total		$42.5	$41.6	$8.3	$23.5	0.76	x	$4.1

*

All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and Adviser best estimates.

Results reported by the underlying funds in Q2 2012 were generally positive, with eleven of the fourteen funds reporting positive returns and an overall weighted average return for the quarter of +2.14%.

The portfolio continues to be comprised of a number of funds that have performed relatively well and generated positive returns since inception (Almanac, Exeter, Guardian and Legg Mason), certain funds that are below break-even to date but could still produce respectable returns overall (Harrison, Legacy I, Parmenter, Thor and Urban American) and several funds that have performed poorly and are not expected to approach break-even (Barrow, Keystone, Legacy II, Pearlmark, and RREEF).

The funds in the latter group have suffered from the effects of poor sector and investment selection, financing decisions and timing, but do have some prospects for improved results to varying degrees going forward, with two of the underperforming funds, RREEF and Legacy II, having reported strong returns for Q2. RREEF was +8.5% for the quarter reflecting rising values for its Riverside South apartment and condo development in New York City and for certain of its office assets in Silicon Valley. Legacy II, one of the funds that we have been carrying at a zero value, reported a 32% rise in NAV in Q2 after the manager reached agreement with lenders to pay off the mortgages on two of the fund’s buildings at a discount to the face value of the loans. Our internal valuation of this fund is now above zero for the first time in several years, at $0.4 million. While encouraging, the multiple on the Legacy II is only 0.1x, and the fund continues to face significant issues with other mortgage debt as well as dilution from high cost recapitalization capital that it raised to stay afloat.

On the other hand, Parmenter, the Fund’s southeast region office fund, continues to struggle with high vacancy rates and reported a 6% decline in NAV for Q2.

During Q3 2012, the Fund received distributions from the underlying funds totaling $0.5 million, equal to 1.1% of the Fund’s capital commitments. The largest distribution was from Harrison at $0.3 million following the sale of its medical office portfolio. Four other funds also made small distributions, including Pearlmark, which is now nearly fully liquidated and should complete the process by the end of 2012. Just $0.1 million in capital was called in Q3, but we continue to expect that most of the $4.1 million in remaining commitments will eventually be called. Thor continues to account for the largest portion of the uncalled capital, at $2.9 million, part of which we expect will ultimately be used to pay down that fund’s subscription line financing facility which matures in August 2013. The remaining $1.2 million in undrawn commitments is spread among Barrow, Exeter, Harrison, Guardian, Keystone and Parmenter, but these funds can only call capital to support existing investments and pay fund level costs.

We remain comfortable with the structure of the portfolio due to its diversification, both as originally allocated and at present as detailed in the following charts. The actual diversification figures are based on the current underlying fund portfolios as valued by the fund managers, based on the most recent available data.

The challenge of leasing up vacant space is the key risk facing the Fund’s portfolio at present, and for certain funds the risk is heightened due to refinancing and liquidity concerns. While further recovery will depend in part on the broader economy, we continue to believe that the portfolio’s diversification as well as its defensive strategic composition will prove beneficial over time.

Impact of Storm Sandy on the MHBS Portfolio

Following the late October storm in the northeast US, our Asset Management team contacted all of the Fund’s underlying managers to assess the impact of the storm on the portfolio, and four of the underling funds reported some meaningful exposure to Sandy.

Urban American was most impacted as it is solely invested in the New York City metropolitan area that was hit hard by Sandy. Many of the Urban American properties lost power and/or had minor damage while three buildings had structural damage. The hardest hit property experienced major flooding and lost its boiler and electrical system. That building, in the Belle Harbor area in Queens, remained without power and under an evacuation order more than three weeks after the storm. At this stage It is too early to determine the full impact on the fund as repair work and insurance claims remain in progress.

For the balance of the portfolio, only Almanac, Harrison and Thor reported any impact from the storm, primarily some loss of power at various properties but no major damages.

Madison Harbor Balanced Strategies, Inc.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2012 (Unaudited)

Assets
Investments at fair value (cost $38,956,913)	$27,983,423
Cash and cash equivalents	215,137
Accrued interest receivable	14,387
Prepaid expenses and other assets	13,800

Total Assets	28,226,747

Liabilities
Accrued expenses and other liabilities	230,802
Management fees payable	85,422

Total Liabilities	316,224

Net Assets	$27,910,523

Net Assets
Components of net assets:
Common Stock (par value $0.0001, 300,000 shares authorized, 41,000 shares issued and outstanding) and Paid-in capital	$41,025,911
Distributions in excess of net investment income	(1,968,099)
Accumulated net realized loss on investments	(173,799)
Accumulated net unrealized depreciation on investments	(10,973,490)

Net Assets	$27,910,523

Net Asset Value Per Share	$680.74

See accompanying notes to consolidated financial statements.

Consolidated Schedule of Investments

September 30, 2012 (Unaudited)

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Private Equity Real Estate Funds (“Underlying Funds”)(1)
Urban American Real Estate Fund II, LP	$5,000,000	$—	$4,582,845	16.42%
Exeter Industrial Value Fund, LP	5,000,000	350,000	4,466,378	16.00%
Harrison Street Real Estate Partners I, LP	5,277,700	164,388	3,802,038	13.62%
Parmenter Realty Fund III, LP	2,500,000	37,341	1,863,484	6.68%
Almanac Realty Securities IV, L.P	2,000,000	—	1,692,591	6.06%
Legg Mason Real Estate Capital II, Inc	1,500,000	—	1,418,564	5.08%
Thor Urban Property Fund II, Inc	5,000,000	2,905,370	1,339,993	4.80%
Legacy Partners Realty Fund I, LLC	2,000,000	—	1,309,397	4.69%
Guardian Realty Fund II, LLC	1,500,000	210,989	1,183,039	4.24%
Barrow Street Real Estate Investment Fund III, LP	4,400,000	302,275	926,452	3.32%
RREEF America REIT III, Inc. (2)	1,500,000	—	587,758	2.11%
Legacy Partners Realty Fund II, LLC	2,800,000	—	367,037	1.32%
Pearlmark Mezzanine Realty Partners II, LLC	1,478,000	—	37,113	0.13%
Keystone Property Fund II, LP	2,500,000	148,108	—	0.00%

Total Private Equity Real Estate Funds (cost $34,568,578)	$42,455,700	$4,118,471	23,576,689	84.47%

Fixed Income Securities
FHLMC Series 3852, Class CP, Dated 05/01/11, 4.5%, Due 10/15/39	$296,064	—	311,283	1.12%
FHLMC Series 4105, Class YB, Dated 09/01/12, 3.0%, Due 05/15/42	200,000	—	206,549	0.74%
FHLMC Series 3972, Class AB, Dated 12/01/11, 3.5%, Due 05/15/36	122,250	—	126,164	0.45%
FHLMC Series 4059, Class UA, Dated 06/01/12, 3.0%, Due 11/15/41	92,494	—	93,251	0.33%
FHLMC Series 2543, Class BP, Dated 12/01/02, 5.5%, Due 12/15/32	48,151	—	53,706	0.19%
FHLMC Series 2773, Class CD, Dated 04/01/04, 4.5%, Due 04/15/24	47,531	—	51,547	0.18%
FHLMC Series 2671, Class EK, Dated 09/01/03, 5.5%, Due 09/15/33	25,542	—	28,357	0.10%
FHLMC Series 2979, Class MC, Dated 05/01/05, 5.0%, Due 05/15/20	20,000	—	21,626	0.08%
FHLMC Series 2727, Class PE, Dated 01/01/04, 4.5%, Due 07/15/32	20,000	—	20,858	0.07%
FHLMC Series 2558, Class DE, Dated 01/01/03, 5.5%, Due 09/15/32	19,799	—	20,832	0.07%
FHLMC Series 2378, Class BD, Dated 11/01/01, 5.5%, Due 11/15/31	18,103	—	20,098	0.07%
FHLMC Series 2931, Class DC, Dated 02/01/05, 4.0%, Due 06/15/18	18,320	—	18,531	0.07%
FHLMC Series 2986, Class PE, Dated 06/01/05, 5.5%, Due 10/15/33	17,871	—	18,429	0.07%
FHLMC Series 2694, Class BA, Dated 10/01/03, 4.0%, Due 06/15/31	16,064	—	17,299	0.06%
FHLMC Series 2937, Class VC, Dated 02/01/05, 5.0%, Due 06/15/14	15,243	—	15,324	0.05%
FHLMC Series 2720, Class PC, Dated 12/01/03, 5.0%, Due 12/15/23	11,965	—	13,073	0.05%
FHLMC Series 3145, Class KC, Dated 04/01/06, 5.0%, Due 07/15/30	9,416	—	9,441	0.03%
FHLMC Series 2864, Class NA, Dated 09/01/04, 5.5%, Due 01/15/31	7,275	—	7,438	0.03%
FHLMC Series 3035, Class PA, Dated 09/01/05, 5.5%, Due 09/15/35	6,222	—	6,929	0.02%
FHLMC Series 2597, Class AB, Dated 04/01/03, 5.0%, Due 03/15/32	6,656	—	6,667	0.02%
FHLMC Series 1628, Class LZ, Dated 12/01/93, 6.5%, Due 12/15/23	5,433	—	6,095	0.02%
FHLMC Series 2994, Class ND, Dated 06/01/05, 5.0%, Due 11/15/32	6,014	—	6,075	0.02%
FHLMC Series 2780, Class JA, Dated 04/01/04, 4.5%, Due 04/15/19	5,667	—	5,867	0.02%
FHLMC Series 2735, Class PG, Dated 01/01/04, 5.5%, Due 09/15/32	4,631	—	4,712	0.02%
FHLMC Series 2544, Class DK, Dated 12/01/02, 5.5%, Due 04/15/32	3,630	—	3,657	0.01%
FHLMC Series 2751, Class BD, Dated 02/01/04, 4.0%, Due 10/15/18	2,759	—	2,765	0.01%

Consolidated Schedule of Investments

September 30, 2012 (Unaudited)

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Fixed Income Securities (continued)
FHLMC Series 2778, Class BQ, Dated 04/01/04, 5.0%, Due 09/15/31	$2,495	—	$2,498	0.01%
FHLMC Gold Pool Series J13503, Dated 11/01/10, 3.5%, Due 11/01/25	41,786	—	44,917	0.16%
FHLMC Gold Pool Series J13504, Dated 11/01/10, 3.5%, Due 11/01/25	40,380	—	43,179	0.15%
FNMA Series 2012-113, Class YA, Dated 09/01/12, 3.0%, Due 06/25/42	250,000	—	256,093	0.92%
FNMA Series 2012-68, Class LN, Dated 06/01/12, 3.0%, Due 07/25/42	184,327	—	186,011	0.67%
FNMA Series 2009-65, Class JY, Dated 08/01/09, 4.5%, Due 09/25/39	125,000	—	133,578	0.48%
FNMA Series 2003-66, Class MB, Dated 06/01/03, 3.5%, Due 05/25/23	110,961	—	114,900	0.41%
FNMA Series 2003-43, Class PE, Dated 04/01/03, 5.5%, Due 05/25/33	53,001	—	59,008	0.21%
FNMA Series 1993-178, Class PK, Dated 09/01/93, 6.5%, Due 09/25/23	44,978	—	50,408	0.18%
FNMA Series 2007-82, Class B, Dated 07/01/07, 5.0%, Due 11/25/33	44,035	—	45,627	0.16%
FNMA Series 2003-17, Class HC, Dated 02/01/03, 5.0%, Due 03/25/18	40,752	—	43,655	0.16%
FNMA Series 2007-77, Class TC, Dated 07/01/07, 5.5%, Due 09/25/34	40,763	—	41,847	0.15%
FNMA Series 2001-51, Class GH, Dated 09/01/01, 5.5%, Due 10/25/31	36,076	—	40,040	0.14%
FNMA Series 2007-32, Class KP, Dated 03/01/07, 5.5%, Due 04/25/37	35,803	—	39,552	0.14%
FNMA Series 2012-47, Class KL, Dated 04/01/12, 3.5%, Due 04/25/42	38,928	—	39,174	0.14%
FNMA Series 2005-58, Class MA, Dated 06/01/05, 5.5%, Due 07/25/35	32,039	—	36,084	0.13%
FNMA Series 2008-74, Class B, Dated 08/01/08, 5.5%, Due 09/25/38	28,073	—	31,183	0.11%
FNMA Series 2007-51, Class PA, Dated 05/01/07, 5.5%, Due 05/25/37	27,841	—	30,860	0.11%
FNMA Series 2005-48, Class MD, Dated 05/01/05, 5.0%, Due 04/25/34	26,000	—	27,649	0.10%
FNMA Series 2002-88, Class AL, Dated 11/01/02, 5.5%, Due 12/25/22	19,571	—	21,808	0.08%
FNMA Series 1998-66, Class B, Dated 11/01/98, 6.5%, Due 12/25/28	19,586	—	21,759	0.08%
FNMA Series 2004-88, Class HA, Dated 11/01/04, 6.5%, Due 07/25/34	15,631	—	16,718	0.06%
FNMA Series 1993-70, Class Z, Dated 05/01/93, 6.9%, Due 05/25/23	14,324	—	16,335	0.06%
FNMA Series 2003-22, Class KL, Dated 03/01/03, 5.5%, Due 09/25/32	15,261	—	16,168	0.06%
FNMA Series 1990-118, Class G, Dated 09/01/90, 6.0%, Due 09/25/20	14,290	—	15,507	0.06%
FNMA Series 1990-108, Class G, Dated 09/01/90, 7.0%, Due 09/25/20	10,254	—	11,530	0.04%
FNMA Series 2003-46, Class DA, Dated 05/01/03, 5.0%, Due 04/25/32	7,034	—	7,234	0.03%
FNMA Series 2003-71, Class UA, Dated 07/01/03, 4.0%, Due 08/25/18	6,434	—	6,741	0.02%
FNMA Series 2003-37, Class QD, Dated 04/01/03, 5.0%, Due 05/25/32	5,969	—	6,061	0.02%
FNMA Series 2004-91, Class A, Dated 11/01/04, 5.0%, Due 11/25/32	3,322	—	3,357	0.01%
FNMA Series 2003-33, Class AE, Dated 04/01/03, 4.5%, Due 03/25/33	1,993	—	2,107	0.01%
FNMA Pool Series 888789, Dated 09/01/07, 5.0%, Due 07/01/36	44,997	—	49,178	0.18%
FNMA Pool Series 985933, Dated 06/01/08, 5.0%, Due 05/01/23	34,547	—	37,536	0.13%
FNMA Pool Series 687044, Dated 01/01/03, 5.5%, Due 01/01/18	10,656	—	11,476	0.04%
GNMA Series 2004-75, Class NG, Dated 09/01/04, 5.5%, Due 09/20/33	154,635	—	165,470	0.59%
GNMA Series 2009-94, Class AC, Dated 10/01/09, 5.0%, Due 10/20/36	115,000	—	128,041	0.46%
GNMA Series 2009-34, Class DA, Dated 05/01/09, 4.5%, Due 03/20/34	83,975	—	87,240	0.31%
GNMA Series 2006-1, Class LA, Dated 01/01/06, 5.0%, Due 06/20/35	66,041	—	69,881	0.25%
GNMA Series 2008-63, Class KH, Dated 07/01/08, 5.5%, Due 02/20/37	62,345	—	64,570	0.23%
GNMA Series 2009-34, Class WB, Dated 05/01/09, 4.0%, Due 09/20/33	60,000	—	63,079	0.23%
GNMA Series 2008-56, Class DL, Dated 06/01/08, 5.5%, Due 09/20/37	55,190	—	59,154	0.21%
GNMA Series 2005-56, Class DB, Dated 07/01/05, 5.0%, Due 08/20/33	56,424	—	58,790	0.21%
GNMA Series 2008-1, Class ET, Dated 01/01/08, 5.5%, Due 11/20/36	50,710	—	53,245	0.19%

Consolidated Schedule of Investments

September 30, 2012 (Unaudited)

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Fixed Income Securities (continued)
GNMA Series 2007-74, Class LB, Dated 11/01/07, 5.5%, Due 02/20/28	$50,000	—	$51,933	0.19%
GNMA Series 2007-49, Class CD, Dated 08/01/07, 5.5%, Due 11/20/32	45,000	—	46,658	0.17%
GNMA Series 2008-60, Class PB, Dated 07/01/08, 5.5%, Due 02/16/37	35,000	—	39,604	0.14%
GNMA Series 2005-92, Class EC, Dated 12/01/05, 5.5%, Due 03/20/34	33,000	—	34,580	0.12%
GNMA Series 2005-48, Class AH, Dated 06/01/05, 6.0%, Due 03/20/32	31,966	—	34,571	0.12%
GNMA Series 2005-60, Class HC, Dated 09/01/05, 5.0%, Due 05/20/32	31,889	—	33,000	0.12%
GNMA Series 2005-77, Class DA, Dated 10/01/05, 5.5%, Due 02/17/33	30,000	—	32,137	0.12%
GNMA Series 2004-72, Class BA, Dated 09/01/04, 5.5%, Due 02/20/33	28,000	—	29,596	0.11%
GNMA Series 2005-26, Class BA, Dated 03/01/05, 5.5%, Due 03/20/32	26,211	—	28,611	0.10%
GNMA Series 2008-65, Class PD, Dated 08/01/08, 5.75%, Due 09/20/37	25,000	—	27,508	0.10%
GNMA Series 2006-69, Class GE, Dated 12/01/06, 5.25%, Due 02/20/33	25,000	—	27,329	0.10%
GNMA Series 2003-40, Class TA, Dated 05/01/03, 4.5%, Due 03/20/33	26,155	—	26,544	0.10%
GNMA Series 2003-40, Class TD, Dated 05/01/03, 5.0%, Due 03/20/33	24,000	—	26,140	0.09%
GNMA Series 2003-2, Class AG, Dated 01/01/03, 5.0%, Due 01/20/33	21,307	—	23,418	0.08%
GNMA Series 2004-47, Class QD, Dated 06/01/04, 5.0%, Due 08/16/33	22,090	—	23,278	0.08%
GNMA Series 2002-70, Class BL, Dated 10/01/02, 5.5%, Due 07/20/32	19,876	—	21,636	0.08%
GNMA Series 2012-30, Class BC, Dated 03/01/12, 2.5%, Due 08/20/40	21,358	—	21,528	0.08%
GNMA Series 2005-85, Class JN, Dated 11/01/05, 5.5%, Due 10/16/32	19,788	—	21,470	0.08%
GNMA Series 2007-61, Class VN, Dated 10/01/07, 5.5%, Due 02/20/28	20,000	—	21,418	0.08%
GNMA Series 2004-42, Class LE, Dated 06/01/04, 5.5%, Due 07/20/33	18,096	—	19,510	0.07%
GNMA Series 2003-18, Class T, Dated 03/01/03, 5.0%, Due 03/20/33	14,988	—	16,455	0.06%
GNMA Series 2003-62, Class KL, Dated 07/01/03, 4.25%, Due 06/20/33	14,276	—	15,752	0.06%
GNMA Series 2004-42, Class AG, Dated 06/01/04, 6.0%, Due 03/20/32	13,979	—	15,234	0.05%
GNMA Series 2005-7, Class BA, Dated 02/01/05, 4.5%, Due 07/20/32	12,958	—	13,190	0.05%
GNMA Series 2003-66, Class HC, Dated 08/01/03, 5.5%, Due 09/20/32	12,266	—	12,938	0.05%
GNMA Series 2003-39, Class LM, Dated 05/01/03, 5.0%, Due 05/20/32	12,015	—	12,450	0.04%
GNMA Series 2010-130, Class CB, Dated 10/01/10, 3.5%, Due 10/16/40	10,348	—	10,369	0.04%
GNMA Series 1999-15, Class PC, Dated 05/01/99, 5.0%, Due 04/16/29	5,963	—	6,252	0.02%
GNMA Series 2006-41, Class DB, Dated 08/01/06, 5.5%, Due 11/16/31	5,778	—	5,939	0.02%
GNMA Series 2003-46, Class TA, Dated 06/01/03, 5.5%, Due 03/20/33	2,209	—	2,227	0.01%
GNMA Series 2011-112, Class CE, Dated 08/01/11, 4.0%, Due 07/20/41	1,554	—	1,554	0.01%
GNMA Pool Series 4460, Dated 06/01/09, 4.0%, Due 06/20/39	35,499	—	37,998	0.14%
GNMA Pool Series 4736, Dated 07/01/10, 4.0%, Due 07/20/40	20,369	—	21,803	0.08%
GNMA, Dated 10/01/08, 6.0%, Due 10/15/23	9,588	—	10,594	0.04%
GNMA, Dated 10/01/99, 7.0%, Due 10/15/14	6,422	—	6,752	0.03%
Morgan Stanley Liquid Asset Fund, Inc.	270,937	—	270,937	0.97%

Total Fixed Income Securities (cost $4,388,335)	$4,181,412		4,406,734	15.79%

Total Investments at Fair Value (cost $38,956,913)			$27,983,423	100.26%

See accompanying notes to consolidated financial statements.

(1)	Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933.
(2)	A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period.

Consolidated Statement of Operations

For the Six Months ended September 30, 2012 (Unaudited)

Investment Income
Interest	$93,818
Underlying Funds	30,000

Total investment income	123,818

Expenses
Management fees	254,554
Professional fees	86,500
Administration fees	86,000
Board of Directors’ fees	20,750
Compliance	18,000
Printing expenses	12,000
Insurance expense	23,179
Other expenses	12,033

Total operating expenses before reimbursement from Adviser	513,016
Reimbursement from Adviser	(89,400)

Net operating expenses	423,616

Net investment loss	(299,798)
Net realized loss on investments	(32,935)
Net change in unrealized depreciation on investments	1,223,494

Net increase in net assets resulting from operations	$890,761

See accompanying notes to consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Six Months ended September 30, 2012	Year Ended March 31, 2012
	(Unaudited)
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$(299,798)	$(481,557)
Net realized loss on investments	(32,935)	(106,150)
Net change in unrealized depreciation on investments	1,223,494	720,801

Net increase in net assets resulting from operations	890,761	133,094

Net Assets, beginning of period	27,019,762	26,886,668

Net Assets, end of period	$27,910,523	$27,019,762

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows

For the Six Months ended September 30, 2012 (Unaudited)

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$890,761
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	32,935
Net change in unrealized depreciation on investments	(1,223,494)
Increase/decrease in operating assets and liabilities
Purchases of investments owned	(1,827,886)
Proceeds from disposition of investments owned	2,306,024
Due from Underlying Funds	22,912
Accrued interest receivable	(9,618)
Prepaid expenses and other assets	19,679
Management fees payable	(11,807)
Accrued expenses and other liabilities	(27,982)

Net cash provided by operating activities	171,524

Net increase in cash and cash equivalents	171,524

Cash and cash equivalents at:
Beginning of period	43,613

End of period	$215,137

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

	Six Months ended September 30,	For the Years ended March 31,
	2012	2012	2011	2010	2009	2008
	(Unaudited)
Per share data (for a share outstanding throughout the period) [1]
Net asset value, beginning of period	$659.02	$655.77	$634.18	$811.63	$1,019.00	$1,012.27
Net investment income (loss)	(7.31)	(11.74)	(8.49)	(5.57)	(5.52)	8.31
Net realized gain (loss) on investments	(0.80)	(2.59)	(4.34)	(2.16)	2.90	3.65
Net change in unrealized appreciation (depreciation) on investments	29.83	17.58	34.42	(169.72)	(202.75)	3.27

Total from operations	21.72	3.25	21.59	(177.45)	(205.37)	15.23

Distributions to shareholders from net investment income	—	—	—	—	—	(4.80)
Return of capital distributions to shareholders	—	—	—	—	(2.00)	(3.70)

Total distributions to shareholders	—	—	—	—	(2.00)	(8.50)

Net asset value, end of period	$680.74	$659.02	$655.77	$634.18	$811.63	$1,019.00

Total return[2]	3.30%	0.49%	3.40%	(21.86)%	(20.15)%	1.51%

Net assets, end of period	$27,910,523	$27,019,762	$26,886,668	$26,001,540	$33,317,334	$41,865,728

Ratios to average net assets[3]:
Expenses, including expense reimbursement	3.12%	3.08%	2.95%	2.88%	2.87%	2.59%
Expenses, excluding expense reimbursement	3.78%	3.70%	3.71%	3.65%	3.62%	3.14%
Net investment income (loss)	(2.21)%	(1.76)%	(1.52)%	(0.77)%	(0.58)%	0.82%
Portfolio turnover rate	14.98%	18.10%	31.18%	58.14%	46.57%	53.83%

See accompanying notes to consolidated financial statements.

[1]	Per share calculations are based on average shares outstanding during the year.
[2]

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

[3]	Ratios do not include expenses of Underlying Fund investments. Ratios are annualized.

Notes to Consolidated Financial Statements

September 30, 2012 (Unaudited)

(1) Organization

Madison Harbor Balanced Strategies, Inc. (the “Fund”), is a Maryland corporation formed on December 16, 2003, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the “Final Closing”). The Fund has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. Pursuant to the investment advisory agreement, dated April 28, 2008, Aviva Investors North America, Inc. (“Aviva Investors”), an Iowa corporation, serves as the adviser of the Fund (the “Adviser”). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the “Underlying Funds”). The Fund’s investment period ended December 31, 2007 and the duration of the Fund, which was originally anticipated to be ten years from the Final Closing, is now anticipated to run through 2018.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (“MHBS-TRS”). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund’s qualification under the REIT rules if such assets were held directly. As of September 30, 2012, the Fund’s investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP were held by MHBS-TRS.

(2) Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(b)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

(c)	Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly-owned subsidiary, MHBS-TRS. MHBS-TRS is 100% owned and controlled by the Fund. All material intercompany transactions and account balances have been eliminated in consolidation.

(d)	Valuation

FAIR VALUE MEASUREMENT – DEFINITION AND HIERARCHY

The Fund provides disclosures about investments that are measured and reported at fair value using a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

•

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

Money Market Securities. Money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund’s investments in money market securities are categorized in Level 1 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund’s investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

Investments in Private Equity Real Estate Funds. The Fund’s investments in private equity real estate funds take the form of direct private investments in such entities. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable.

The Fund’s net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value of investments as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

In determining fair value, the Board uses a multi-step valuation process each quarter, as described below.

(i)	The first step of the process is a review and analysis conducted by the Adviser of the reported net asset value of each of the Underlying Funds. This includes a review of the Underlying Fund’s latest financial statements and an analysis of its real estate portfolio and the methodologies and assumptions, including discount rates and exit cap rates (the ratio of projected net operating income to terminal sales price), used by each Underlying Fund in the valuation of the portfolio. Since the Underlying Funds generally do not issue their financial statements until 60 to 90 days after quarter-end and the Fund seeks to issues its net asset value within 30 days of quarter-end, the Adviser by necessity generally relies on prior quarter financial information.

(ii)	The results of this review and analysis are compiled by the Adviser and consideration is given to subsequent events at each Underlying Fund level and within the real estate markets in which they invest, and to events and conditions in the broader real estate market and economy.

(iii)	The Adviser then calculates a discount rate for each Underlying Fund using external data including market interest rates at the current quarter-end and lending spreads for specific real estate property types, and an estimated cost of equity rate based on the specific Underlying Fund portfolio. The Adviser also reviews the exit cap rate and other assumptions used by each Underlying Fund. A fair value is then determined for each Underlying Fund based on the Adviser’s internally derived discount rate and exit cap rates.

(iv)	The results of this analysis are detailed in a Valuation Memorandum which is reviewed and, subject to any revisions, approved at a meeting of the Valuation Committee.

(v)	The Valuation Committee then provides a recommendation to the full Board for their review and approval.

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments carried at fair value at September 30, 2012:

	Fair Value	Unobservable Inputs	Range

Private Equity Real Estate Funds	$23,576,689	Discount Rates	7.05% - 25.00%
		Exit Cap Rates	5.83% - 9.00%
		Cost of Equity Rates	13.00% - 25.00%

Changes in discount rates, exit cap rates or cost of equity rates, each in isolation, may change the fair value of our Private Equity Real Estate investments. Generally, an increase in discount rates and cost of equity may result in a decrease in the fair value of Private Equity Real Estate investments.

(e)	Income and Expense Recognition

Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser’s management fee, fees paid to the Fund’s administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors’ and officers’ insurance, travel expenses incurred on the Fund’s behalf, and organizational and offering costs of the Fund.

In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser’s management fees, offering costs, taxes and extraordinary items, and any expenses from MHBS-TRS, exceed 1.00% of the Fund’s average month-end net asset value for the fiscal year (the “Expense Reimbursement Methodology”), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the “Expense Reimbursement”). The Fund notes that its private placement memorandum stated that “in the event that [the Fund’s] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund’s] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund’s] net asset value,” (the “Stated Methodology”). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund’s shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it had been in the market environment in 2009 and 2010, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.

The total expenses of the Fund, excluding management fees, offering costs, taxes, expenses of the Fund’s taxable REIT subsidiary and extraordinary items, for the six months ended September 30, 2012, amounted to $225,462, and the Expense Reimbursement for such period amounted to $89,400.

(f)	Income Taxes

The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter and it is management’s intention to adhere to these requirements and maintain the Fund’s REIT status.

As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

For the tax year ended December 31, 2011, MHBS-TRS incurred a net operating loss (“NOL”) for federal income tax purposes of approximately $311,000 which is available for carry forward through 2031. The difference between the tax loss and the financial statement net income of MHBS-TRS of approximately $40,000 mainly relates to unrealized gains which are recognized for financial statement purposes but not for tax purposes. As of December 31, 2011, the cumulative NOL is approximately $2,009,000 which expires through 2031. For the tax years ended December 31, 2006 through 2011, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments, if any.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (2009 and later) and has concluded that as of September 30, 2012, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.

(g)	Distributions to Shareholders

Distributions to shareholders are recorded on the declaration date.

(h)	Cash and Cash Equivalents

The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits.

(i)	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 – Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”). ASU 2011-04 clarifies the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: 1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; 2) a description of the valuation processes in place; and 3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities. We will adopt this standard beginning on April 1, 2012. We do not anticipate that our implementation of this standard will have a material impact on our process for measuring fair values, our financial position or our results of operations.

(3) Capital Share Transactions

As of September 30, 2012, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund’s common stock were initially sold at a price of $1,000 per share. The Fund’s shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund’s outstanding shares. The Fund did not make a tender offer during the six months ended September 30, 2012 or year ended March 31, 2012 .

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund’s shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of September 30, 2012, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4) Investments

As of September 30, 2012, the Fund had committed an aggregate of $42,455,700 to 14 Underlying Funds. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit redemptions but has indefinitely suspended redemptions. As of September 30, 2012, the unfunded commitment to Underlying Funds was $4,118,471.

Cost of investments in, and distributions received from, Underlying Funds, for the six months ended September 30, 2012, were $121,705 and $1,084,044, respectively. Distributions received from Underlying Funds included recallable return of capital of $396,916 and non-recallable return of capital of $687,128. The cost of purchases, and the proceeds from sales and repayments, of fixed-income securities were $1,706,282 and $1,221,980, respectively, for the six months ended September 30, 2012. At September 30, 2012, the original cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2012, net unrealized appreciation (depreciation) on investments in Underlying Funds was ($10,991,889) (gross unrealized appreciation of $930,863 and gross unrealized depreciation of ($11,922,752) and net unrealized appreciation (depreciation) on fixed-income securities was $18,399 (gross unrealized appreciation of $43,575 and gross unrealized depreciation of ($25,176).

FAIR VALUE MEASUREMENTS

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy. See Note 2 for a discussion of the Fund’s policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund’s assets measured at fair value on a recurring basis as of September 30, 2012:

Assets Measured at Fair Value on a Recurring Basis as of September 30, 2012

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Other Unobservable Inputs	Balance as of September 30, 2012
	(Level 1)	(Level 2)	(Level 3)
Fixed Income Securities:
Money Market Fund	$270,937	$—	$—	$270,937
U.S. Agency Securities	—	4,135,797	—	4,135,797
Private Equity Real Estate Funds	—	—	23,576,689	23,576,689

Total	$270,937	$4,135,797	$23,576,689	$27,983,423

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for the Six Months ended September 30, 2012

	Beginning Balance	Realized Gains (Losses)[1]	Unrealized Gains (Losses)[1]	Total Realized and Unrealized Gains (Losses)[1]	Purchases, Sales, Other Settlements and Issuances, Net[2]	Ending Balance
Private Equity Real Estate Funds	$23,276,952	$—	$1,262,076	$1,262,076	$(962,339)	$23,576,689

[1]

Realized and unrealized gains(losses) are included in net realized gains(losses) on investments and net changes in unrealized appreciation(depreciation) on investments in the consolidated statement of operations.

[2]	Excludes $30,000 of investment income included in the consolidated statement of operations.

The total change in unrealized appreciation (depreciation) included in the statement of operations attributed to Level 3 investments still held at September 30, 2012, was $1,262,076.

During the six months ended September 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities and no significant changes to the Fund’s fair valuation methodologies.

(5) Investment Advisory Fees

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the “Managed Account”). Annualized gross management fees for the six months ended September 30, 2012, were equal to 1.87% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was an annualized 1.22%. For the year ended March 31, 2012, gross management fees were equal to 1.82% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was 1.20%.

(6) Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the six months ended September 30, 2012, the Fund incurred Administration fees of $86,000, which equates to the minimum fee.

(7) Distributions to Shareholders

For the six months ended September 30, 2012, and the year ended March 31, 2012, the Fund had no distributable earnings and declared no distributions, and at the end of each of these periods the Fund had no undistributed ordinary income.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund’s tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

(8) Subsequent Events

Subsequent to September 30, 2012, the following capital calls were funded and distributions received:

Underlying Fund	Transaction	Amount	Date
Parmenter Realty Fund III, L.P.	Capital Call	$(37,341)	October 1, 2012
Guardian Realty Fund II, LLC	Capital Call	(32,967)	October 1, 2012
Almanac Realty Securities IV L.P.	Distribution	127,656	October 26, 2012
Almanac Realty Securities IV L.P.	Distribution	21,123	October 31, 2012
Exeter Industrial Value Fund, L.P.	Distribution	110,644	November 1, 2012

Manager Highlights

We have committed to invest in fourteen Underlying Funds with leading investment managers.

	Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Barrow Street Real Estate Investment Fund III – Focuses on middle-market ($5 to $25 million of equity or mezzanine debt) opportunities that typically are too small for larger opportunity funds and yet too big for local operators. Barrow Street pursues strategies that include: unique commercial and residential development opportunities; redevelopment and distressed investments; cyclical repositioning and leasing of existing commercial properties.	$372	¡	—	—	¡

Exeter Industrial Value Fund – A value-add fund focusing on industrial and flex properties in the Eastern U.S. The fund will implement a lease-up, development or redevelopment strategy in alternative markets to overheated primary markets, such as the Northeast I-81 corridor over the congested I-95 corridor; affordable Southeast (Nashville, Memphis, Louisville, Tampa and Orlando) market over Chicago, Indianapolis, Dallas, Atlanta or Miami; and the growing eastern port markets (Charleston, Norfolk, Jacksonville and Savannah) benefiting from the overspill from the west coast ports.	$350	—	¡	—	¡

Almanac Realty Securities IV – Makes entity level investments in operating company platforms that utilize value-added strategies. The fund provides real estate operating companies with growth capital, financing expertise and hands-on management experience in order to increase the value of the underlying company. (Formerly Five Arrows.)	$445	—	—	—	—

Guardian Realty Fund II – Acquires Class B/B+ commercial office buildings within the Washington D.C. metropolitan area. The fund targets assets with high potential for value enhancement through repositioning, re-tenanting, refurbishing and intensive hands-on asset management. Target assets are in highly desirable locations and at least 80% leased to high quality tenants with below market rents.	$114	—	—	—	¡

Harrison Street Real Estate Partners I – An opportunistic allocator fund investing in student housing, senior housing, medical office buildings, self-storage and parking. The fund will create exclusive joint ventures with local operating partners, streamlining deal flow and providing flexible capital and capital market expertise. Harrison Street has a team with experience investing in these niche sectors as well as the ability to thoroughly screen best- in-class partners, structure exclusive joint venture partnerships and provide capital market expertise to the partners.	$209	—	—	—	¡

Keystone Property Fund II – Acquires underperforming Class C/D properties at significant market discounts and transforms them through extensive redevelopment into Class B+/A office buildings. The renovations are typically done while tenants are still in place in order to maintain positive current cash flow.	$111	—	—	—	¡

Legacy Partners Realty Fund I – Invests in office properties in western markets, primarily Southern California, the San Francisco Bay area, Denver and Seattle, seeking to acquire properties which have suffered from lack of demand due to the decline in technology investment or which are in need of substantial renovation. The management team at Legacy is the former west coast unit of the Lincoln Property Company.	$332	—	¡	—	¡

Manager Highlights

	Target Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Legacy Partners Realty Fund II – This is the second in a series of office property funds sponsored by Legacy. The strategy for fund II is equivalent to fund I, as described above.	$457	—	—	—	¡

Legg Mason Real Estate Capital II – Makes short-term loans to real estate operators that seek significant improvements to their properties’ performance as a result of capital improvements, re- leasing, improved management and re-positioning. This is the fourth real estate debt fund managed by this team. This fund targets the West, Southwest, Southeast and Mid-Atlantic markets.	$455	—	¡	¡	—

Parmenter Realty Fund III – A Miami-based real estate investment company with a history of successful value-add investing in office buildings across the southeast and southwestern regions of the U.S. The Manager makes research driven acquisitions in the office sector and selective acquisitions in the condo/multifamily sector.	$246	—	¡	—	¡

RREEF America REIT III – An open-ended fund that makes equity investments in value added real estate ventures nationwide. The fund’s activities include direct acquisitions, physical improvements, market re-positionings, active management and sales of well- located apartment, industrial, retail and office properties in major metropolitan markets. The fund also invests in new speculative development projects.	$2,097	—	¡	—	¡

Thor Urban Property Fund II – A value-added and opportunistic operator fund focused on investing in retail and mixed-use assets in urban inner city markets throughout the U.S. including Chicago, Philadelphia, Baltimore, Washington D.C., Los Angeles, Houston, Atlanta, South Florida and Puerto Rico, with an emphasis in New York City. Thor possesses a unique combination of significant experience in urban retail markets as both an investor and operator, and as a retailer. Thor’s investment strategy is built upon a combination of inner city supply and demand imbalance, compelling demographic growth trends and Thor’s knowledge of the intricacies of the urban retail environment. Thor will acquire existing assets to implement rehabilitation and repositioning strategies, and development and redevelopment retail and mixed-use properties in urban locations.

	$596	—	—	—	¡

Pearlmark Mezzanine Realty Partners II – Utilizes the network of Pearlmark (formerly Transwestern) to source and analyze subordinated loans to borrowers who pursue stabilized and value added investments in real estate on a nationwide basis.	$300	—	¡	¡	—

Urban American Real Estate Fund II – Urban American focuses on workforce housing in urban neighborhoods primarily across the New York City metropolitan area. Their strategy is built upon the direct relationship between capital expenditures and permissible rental increases in rent regulated apartments, where increases in rents can be achieved through investment in unit and common area upgrades. Urban American is able to identify single asset and portfolio investments by understanding the required capital improvement and maintenance for each property and by leveraging its strong reputation in local communities for improving the quality of available housing.

	$171	—	¡	—	¡

Primary Strategies Implemented by Underlying Funds

	Barrow III	Exeter Industrial	Almanac IV	Guardian II	Harrison Street	Keystone II	Legacy I	Legacy II	Legg Mason II	Parmenter III	RREEF III	Thor Urban II	Pearlmark II	Urban American II
Investment Strategy
Core Plus				✓
Value-Add	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓		✓
Opportunistic	✓				✓	✓						✓
Mezzanine									✓				✓
Footprint
Regional		✓		✓		✓	✓	✓		✓				✓
National	✓		✓		✓				✓		✓	✓	✓
Property Types
Office	✓		✓	✓		✓	✓	✓	✓	✓	✓		✓
Retail			✓								✓	✓	✓
Multi-Family	✓								✓		✓		✓	✓
Industrial		✓	✓			✓		✓	✓		✓
Hotel/Resort	✓		✓						✓				✓
Research & Development							✓	✓
Land											✓
Specialty			✓		✓				✓		✓
Contribution to Value
Operator / Active Management		✓		✓		✓	✓	✓		✓	✓	✓		✓
Allocator of Capital	✓		✓		✓						✓
Lender									✓				✓
Aggressive Leasing		✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Minor Cosmetic Upgrades		✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Redevelopment	✓	✓			✓	✓	✓	✓		✓	✓	✓
Development	✓	✓			✓			✓				✓
Operating Company Investing			✓
For-Sale Strategies	✓												✓
External Opportunity Drivers
Industry Consolidation				✓			✓	✓
Market Timing		✓					✓	✓		✓		✓
Replacement Costs	✓	✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Inadequate Capitalization	✓	✓	✓		✓				✓			✓	✓	✓
Asset Level Distress	✓	✓				✓	✓	✓		✓	✓	✓		✓
Market Level Distress							✓	✓			✓

Private Equity Funds and the J-Curve

The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations–as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund’s life. This phenomenon, known as the “J-Curve”, is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to “turn the corner” and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.

J-Curve Phenomenon–Hypothetical Illustration

Investment Advisory Agreement

Aviva Investors North America, Inc. (“Aviva Investors” or the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “1940 Act”), serves, subject to the overall supervision of the Fund’s Board of Directors (the “Board”), as the Fund’s investment adviser pursuant to an investment advisory agreement by and between the Adviser and the Fund, dated April 28, 2008 (the “Investment Advisory Agreement”). At an October 25, 2012, meeting of the Board, the Board, including a majority of the directors who are not “interested persons” of the Fund as defined under the 1940 Act (the “Disinterested Directors”) voting in person, voted to approve the renewal of the Investment Advisory Agreement for an additional year.

In connection with this renewal, and in accordance with the requirements of the 1940 Act, the Board reviewed materials furnished by Aviva Investors, including information regarding its affiliates and its personnel, operations and financial condition. The Board likewise considered, among other things, the following material factors during their review of the renewal of the Investment Advisory Agreement:

•	the nature, extent and quality of the services to be provided to the Fund by the Adviser;

•	the investment performance of the Fund and Adviser;

•	the cost of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;

•	comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;

•	the Fund’s projected operating expenses and expense ratio compared to funds with similar investment objectives;

•	any existing and potential sources of indirect income to the Adviser and its affiliates from their relationships with the Fund and the profitability of those relationships;

•	information about the services performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the Adviser and its affiliates;

•

the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Adviser, and

•	possible alternative fees structures or bases for determining fees.

In connection with the Board’s consideration of the renewal of the Investment Advisory Agreement, the Disinterested Directors considered the comparative fees and expenses and concluded that the fees to be charged by Aviva Investors were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Board, including a majority of the Disinterested Directors, based on the information reviewed and the discussions, concluded that renewal of the Investment Advisory Agreement was in the best interests of the Fund’s shareholders. Based upon the wide variety of information considered by the Board in evaluating the Investment Advisory Agreement, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to the factors they considered. In addition, different members of the Board may have given different weight to different factors.

Management Team and Independent Directors1

Senior Management Team

Edward M. Casal, 55, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Chief Investment Officer of the Global Real Estate Multi-Manager Group at Aviva Investors. Mr. Casal has over 26 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions. Mr. Casal is a Director of Parkway Properties, Inc.

Russell H. Bates, 45, President. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Real Estate Multi-Manager Group at Aviva Investors. Mr. Bates has over 15 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the Pension Real Estate Association, the Urban Land Institute and the International Council of Shopping Centers.

Independent Directors of the Fund

Cydney C. Donnell, 52, is an Executive Professor, Associate Department Head-Finance Department and Director of Real Estate Programs at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell is Chair of the Fund’s Valuation Committee and also serves on the Audit and Nominating & Compensation Committees.

Stanley R. Perla, CPA, 69, has over 40 years of public and private real estate audit and accounting experience, including a 35 year career at Ernst & Young, the last 25 of which as Partner. He served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. Most recently Mr. Perla was Managing Partner at Cornerstone Accounting Group, a public accounting firm specializing in real estate and prior to that he served as Director of Internal Audit at Vornado Realty Trust. He is a Director and Chair of the Audit Committee at American Realty Capital Daily Net Asset Value Trust, Inc. and American Realty Capital Real Estate Income Fund. Mr. Perla is Chair of the Fund’s Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.

Leland R. Speed, 80, serves as a Director of two New York Stock Exchange listed real estate investment trusts: Parkway Properties, Inc. and EastGroup Properties, Inc., where he is also Chairman of the Board of Directors. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund’s Audit and Nominating & Compensation Committees.

[1]

All directors of the Fund have served since the Fund’s inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than noted above. Additional information regarding the directors and officers of the Fund may be found in the Fund’s most recently filed Form N-CSR, which is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Madison Harbor Balanced Strategies, Inc.

The Seagram Building

375 Park Avenue, 21st Floor

New York, NY 10152

For more information,

please call 212.380.5500

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission’s website at http://www.sec.gov. However, since the Fund’s strategy consists of investing in real estate private equity funds (“Underlying Funds”), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

Item 2.	Code of Ethics.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 5.	Audit Committee of Listed Registrants.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There was no change in Portfolio Managers during the period.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable. Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares or any other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934 (15 U.S.C. 781).

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended
(17 CFR 270.30a-2(b)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Harbor Balanced Strategies, Inc.

By	/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: December 6, 2012

By	/s/ Michael Fortier
Michael Fortier
Chief Financial Officer

Date: December 6, 2012